UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022

Akumin Inc.

(Exact name of Registrant as specified in its charter)

Ontario	001-39479	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8300 W. Sunrise Boulevard Plantation, Florida	33322
(Address of Principal Executive Offices)	(Zip Code)

(844) 730-0050

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	AKU	The Nasdaq Stock Market LLC
Common Shares, no par value	AKU	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Akumin Inc. (the “Company”) held its Annual General and Special Meeting of Shareholders on June 30, 2022 (the “Meeting”). At the close of business on May 16, 2022, the record date of the Meeting, the Company had 89,516,513 common shares issued and outstanding.

The results of the proposals are as follows:

1.	To elect the directors of the Company who will serve until the end of the next annual meeting of shareholders:

Name	For	Withhold
Thomas Davies	50,795,166	35,197
Stanley Dunford	50,795,366	34,997
Haichen Huang	50,549,811	280,552
Murray Lee	49,882,539	947,824
Paul Viviano	50,794,111	36,252
James Webb	50,795,366	34,997
James Wyper	50,794,366	35,997
Riadh Zine	50,648,811	181,552

Each of the director nominees was duly elected.

2.

To appoint the Company’s external auditors, Ernst & Young LLP, who will serve until the end of the next annual meeting of shareholders or until a successor is appointed by the Company’s Board of Directors (the “Board”), and to authorize the members of the Audit Committee of the Company to fix such auditor’s remuneration:

For	Withhold
52,819,804	9,198

The proposal was approved.

3.

To consider and, if deemed advisable, pass a special resolution authorizing the Board, in its sole discretion, to change our jurisdiction of incorporation from the province of Ontario to the State of Delaware in the United States of America through the adoption of a certificate of corporate domestication and a new certificate of incorporation:

For	Against	Withhold
50,814,990	15,173	200

The proposal was approved.

4.

To consider and, if deemed advisable, pass a special resolution authorizing the Board, in its sole discretion, to consolidate all of the shares of the common stock of Akumin Inc. on the basis of a consolidation ratio of one new common share for up to every four old common shares, to be determined at Board’s discretion, and to amend the Company’s articles accordingly:

For	Against	Withhold
48,510,783	4,295,174	23,045

The proposal was approved.

Item 7.01 Regulation FD.

On June 30, 2022, the Company issued a press release announcing the results of the Meeting. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K provided under Item 7.01 and Exhibit 99.1 attached hereto is being furnished to, and shall not be deemed “filed” with, the U.S. Securities and Exchange Commission or incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 30, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akumin Inc.

Date: June 30, 2022	By:	/s/ Matt Cameron
Matt Cameron
Chief Legal Officer and Corporate Secretary